UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                December 20, 2004


                            BOK FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)


         Oklahoma                    000-19341               73-1373454
(State or other jurisdiction        (Commission           (IRS Employer
        of incorporation)           File Number)         Identification No.)




  Bank of Oklahoma Tower, Boston Avenue at Second Street, Tulsa, Oklahoma 74172
                    (Address of principal executive offices)


               Registrant's telephone number, including area code:
                                 (918) 588-6000


               _____________________N/A___________________________
          (Former name or former address, if changes since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 1.01.  Entry into a Material Definitive Agreement

BOK Financial Plans to Acquire Phoenix-based Valley Commerce Bancorp

     On December 20, 2004, BOK Financial entered into a definitive merger agreement to acquire Phoenix based Valley Commerce Bancorp Ltd. and its Valley Commerce Bank subsidiary, giving the regional financial services company its first full-service banking presence in the nation's sixth largest city. Additional information regarding this agreement may be found at Exhibit 99 (a) Text of Press Release dated December 21, 2004 and at Exhibit 10(a) Definitive Merger Agreement.


ITEM 9.01 Financial Statement and Exhibits

(c)      Exhibits

99.1 Text of Press Release, dated December 21, 2004, titled "BOK Financial Plans to Acquire Phoenix-based Valley Commerce Bancorp".

10.1 Merger Agreement, dated December 20, 2004, between BOK Financial Corporation, BOKF Merger Corporation Number Eight, Valley Commerce Bank, and Valley Commerce Bancorp, Ltd.



                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                             BOK FINANCIAL CORPORATION

                                             By:  /s/  Steven E. Nell
                                             ----------------------------
                                             Steven E. Nell
                                             Executive Vice President
                                             Chief Financial Officer




Date:  December 21, 2004

                                  Exhibit Index




Exhibit No.      Description

99.1 Text of Press Release, dated December 21, 2004, titled "BOK Financial Plans to Acquire Phoenix-based Valley Commerce Bancorp".

10.1 Merger Agreement, dated December 20, 2004 between BOK Financial Corporation, BOKF Merger Corporation Number Eight, Valley Commerce Bank, and Valley Commerce Bancorp, Inc.